EXHIBIT 10.2

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is entered into as of September 22, 2017, by and among ARC Group Worldwide, Inc., a Utah corporation (the “Parent”), the other Loan Parties party hereto, the Lenders (as defined below) party hereto, and the Administrative Agent (as defined below).

RECITALS:

WHEREAS, the Parent, the Borrowers party thereto, the lenders from time to time party thereto (the “Lenders”), and McLarty Capital Partners SBIC, L.P., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), are parties to the Credit Agreement, dated as of November 10, 2014, (as amended by that certain First Amendment to Credit Agreement, dated as of December 29, 2014, as amended by that certain Second Amendment to Credit Agreement, dated as of April 20, 2016, as amended by that certain Consent, Release and Third Amendment to Credit Agreement, dated as of March 31, 2017, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement);

WHEREAS, the Parent and the Borrowers wish to amend the Credit Agreement on the terms set forth herein;

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Credit Agreement as provided for herein;

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. Interpretation.
1.1 Interpretation. This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in Sections 1.02, 1.03, 1.04, 1.05 and 1.06 of the Credit Agreement.
Section 2. [Reserved].
Section 3. Amendment to Credit Agreement.

3.1 Amendment of Section 1.01 (Defined Terms).  Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated EBITDA” by deleting “and” at the end of clause (b)(x) thereof, and inserting the following at the end of clause (b)(xi) thereof as clause (b)(xii) and (b)(xiii) respectively:

 (xii) all non-cash expenses related to share based compensation, write-offs of tooling and other fixed assets, inventory write-offs and reserve adjustments; and

(xiii) such additional non-cash amounts as set forth on that certain Test Period Calculation Schedule, dated September 22, 2017, delivered by the Administrative Agent, on behalf of the Lenders, to the Borrowers on September 22, 2017;

For the avoidance of doubt, the treatment of non-cash charges permissible by the above revisions to Section 1.01, and incurred in the fiscal quarter ended June 30, 2017, are separate and distinct from those permissible as set forth in the Test Period Calculation Schedule, dated March 31, 2017.

3.2 Amendment of Section 1.01 (Defined Terms).  Section 1.01 of the Credit Agreement is hereby amended by amending the definition of “Consolidated Net Income” by amending the proviso immediately following subclause (h) as follows:

“provided, however, that the non-cash items described in subsections (a), (b), (e), (f) and (g) above will not increase Consolidated Net Income by more than (i) $7,014,000 for any period of four (4) fiscal quarters that includes June 30, 2017, and (ii) $2,000,000 for any other period of four (4) fiscal quarters.”

3.3 Amendment of Section 7.14(b) (Maximum Total Leverage Ratio). Section 7.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)Maximum Total Leverage Ratio.  Permit the Total Leverage Ratio, as of the last day of any fiscal quarter ending during any period set forth in the table below, to exceed the ratio set forth opposite such period in the table below:

Period	Total Leverage Ratio
Closing Date through December 30, 2014	5.50:1.00
December 31, 2014 through March 30, 2015	5.50:1.00
March 31, 2015 through June 29, 2015	5.25:1.00
June 30, 2015 through September 29, 2015	5.00:1.00
September 30, 2015 through March 26, 2016	4.75:1.00
March 27, 2016 through September 24, 2016	5.50:1.00
September 25, 2016 through December 24, 2016	5.00:1.00
December 25, 2016 through March 25, 2017	4.50:1.00
March 26, 2017 through June 29, 2017	4.25:1.00
June 30, 2017 through June 30, 2018	4.00:1.00
July 1, 2018 and thereafter	3.50:1.00

Section 4. Reserved.
Section 5. Effectiveness.
5.1 Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) this Amendment shall have been duly executed by the Parent, the other Loan Parties, the Administrative Agent and the Lenders and, in each case, counterparts hereof as so executed shall have been delivered to the Administrative Agent, sufficient in number for distribution to the Administrative Agent, each Lender and the Parent;

(b) the Loan Parties shall have delivered that certain Third Amendment to Amended and Restated Credit Agreement (“Third Amendment to Senior Credit Agreement”), dated as of the Fourth Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent and in full force and effect as of the Fourth Amendment Effective Date;

(c) the Senior Credit Agreement (as amended by the Fifth Amendment to Senior Credit Agreement) shall be in full force and effect as of the date hereof;

(d) the Loan Parties shall have paid all reasonable legal fees and expenses of the Administrative Agent and Lenders in connection with the preparation, negotiation and execution of this Amendment and the other documents being executed or delivered in connection therewith;

(e) After giving effect to Section 2.2 of this Amendment, the representations and warranties contained in Section 7 of this amendment shall be true and correct in all material respects (except to the extent any such representation or warranty is qualified by materiality, in which case such representation or warranty shall be true and correct in all respects), in each case, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (except to the extent any such representation or warranty related to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date); and

(f) Immediately after the consummation of this Amendment, no Default or Event of Default exists under any of the Loan Documents or the Senior Documents, and none will occur as a result of observing any provision hereof.

5.2 Amendment Effective Date.  So long as the conditions precedent set forth in Section 3.1 above are satisfied on or prior to September 30, 2017, this Amendment shall be effective as of June 30, 2017 (such date, the “Amendment Effective Date”).

Section 6. Affirmation.

Each of the Loan Parties hereby consents and agrees to and acknowledges and affirms the terms of this Amendment.  Each of the Loan Parties hereby further agrees that their respective obligations under the Credit Agreement, the Guarantee Agreement and each of the other Loan Documents shall remain in full force and effect and shall be unaffected hereby.

Section 7. Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders party hereto as follows:
7.1 Power and Authority. It has all requisite power and authority to execute and deliver this Amendment and perform its obligations hereunder.

7.2 Authorization.  It has taken all necessary corporate or limited liability company action, as applicable, to duly authorize the execution and delivery of, and performance of its obligations under, this Amendment and this Amendment has been duly authorized and duly executed and delivered by its duly authorized officer or officers.

7.3 Non-Violation.  The execution and delivery of this Amendment and the performance and observance by it of the terms and provisions hereof (a) do not violate or contravene its Organization Documents or any applicable Laws or (b) conflict with or result in a breach or contravention of any provision of, or constitute a default under, any other agreement, instrument or document binding upon or enforceable against it.

7.4 Validity and Binding Effect.  Upon satisfaction of the conditions set forth in Section 5.1 above, this Amendment shall constitute a legal, valid and binding agreement of such Loan Party, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity and principles of good faith and fair dealing.

7.5 Representations and Warranties in Credit Agreement.  After giving effect to Section 2.2 of this Amendment, the representations and warranties of each Loan Party contained in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

7.6 No Consent.  No consent, exemption, authorization or approval of, registration or filing with, or any other action by, any Governmental Authority is required in connection with this Amendment or the execution, delivery, performance, validity or enforceability of this Amendment, except consents, exemptions, authorizations, approvals, filings and actions which have been obtained or made and are in full force and effect.

7.7 No Event of Default. After giving effect to the consummation of this Amendment, no Default or Event of Default exists or will occur as a result of observing any provision hereof.
Section 8. Miscellaneous.

8.1 Incorporation by Reference. Sections 10.01 (Amendments, etc.), 10.02 (Notices and Other Communications; Facsimile Copies), 10.04 (Attorney Costs and Expenses), 10.05 (Indemnification by the Borrowers), 10.07 (Successors and Assigns), 10.11 (Counterparts; Integration; Effectiveness), 10.12 (Electronic Execution of Assignments and Certain Other Documents), 10.13 (Survival of Representations and Warranties), 10.14 (Severability), 10.15 (GOVERNING LAW), and 10.16 (WAIVER OF RIGHT TO TRIAL BY JURY) of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

8.2 Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

8.3 Loan Documents Unaffected.  Each reference to the Credit Agreement in any Loan Document shall hereafter be construed as a reference to the Credit Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Credit Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

8.4 Acknowledgments. Each Loan Party hereby acknowledges that:

(a) it has consulted and been advised by its own legal counsel in the negotiation, execution and delivery of this Amendment and the other Loan Documents and it has consulted its own accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(b) it is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Amendment and by the other Loan Documents;

(c) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Amendment or any of the other Loan Documents, and the relationship between the Administrative Agent and the Lenders, on one hand, and the Loan Parties, on the other hand, in connection herewith or therewith is solely that of debtor and creditor;

(d) the Lenders have no obligation to the Loan Parties or any of their respective Affiliates with respect to the transactions contemplated by this Amendment and by the other Loan Documents, except any obligations expressly set forth in this Amendment and in the other Loan Documents;

(e) the Lenders and their Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Loan Parties and their respective Affiliates, and the Lenders have no obligation to disclose any of such interests to the Loan Parties or any of their respective Affiliates; and

(f) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among the Loan Parties and the Lenders.

8.5 Release. Immediately upon the execution and acceptance of this Amendment, each Loan Party and each of their respective successors, assigns, subsidiaries, affiliates, insurers, employees, attorneys, agents, representatives and other persons and/or entities connected therewith, hereby fully and forever compromises, settles, releases, acquits and discharges the Administrative Agent, the Lenders, and their respective Affiliates (collectively, the “Released Parties”) and each of the Released Parties’ present, former and future directors, officers, employees, agents, partners, trustees, attorneys, advisors or other representatives and other persons and/or entities connected therewith (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions, causes of action (whether at law and/or in equity) and obligations of every nature whatsoever (whether liquidated or unliquidated, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, fixed or contingent) that each Loan Party has, had and/or may claim to have against any of the Releasees which arise from or relate to any actions which any of the Releasees have and/or may have taken or have and/or may have omitted to take prior to the date this Amendment was executed and, without limiting the foregoing, with respect to the Credit Agreement and/or any documents executed and/or delivered in connection with the foregoing.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

ARC GROUP WORLDWIDE, INC.

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title:  CFO

ADVANCED FORMING TECHNOLOGY, INC.,

as a Borrower

By:/s/ Drew M. Kelley

Name:  Drew M. Kelley

Title: CFO

ARC WIRELESS, INC.,

as a Borrower

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

flomet llc,

as a Borrower

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

[Signature Page to Fourth Amendment to Credit Agreement]

3d material technologies, llc,

as a Borrower

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

QUADRANT METALS TECHNOLOGIES LLC,

as a Borrower

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

ARC Metal Stamping, LLC,

as a Guarantor

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

Advance tooling concepts, LLC,

as a Guarantor

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

ThixoforMing LLC,

as a Guarantor

By:/s/ Drew M. Kelley

Name: Drew M. Kelley

Title: CFO

[Signature Page to Fourth Amendment to Credit Agreement]

MCLARTY CAPITAL PARTNERS SBIC, L.P.,

as Administrative Agent and as a Lender

By:  McLarty Capital Partners SBIC, LLC, its general partner

By:/s/ Christopher D. Smith

Name:  Christopher D. Smith

Title:  Co-Founder & Co-President

[Signature Page to Fourth Amendment to Credit Agreement]